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                                                                   EXHIBIT 10.12

                                  June 7, 2005



VIA FACSIMILE

U.S. Plastic Lumber Ltd.
2600 W. Roosevelt Road
Chicago, Illinois  60608

         Re: 3RD LETTER AGREEMENT

Gentlemen:

         This letter agreement (this "LETTER AGREEMENT") is delivered to U.S. PLASTIC LUMBER LTD., a Delaware corporation (the "COMPANY"), in connection with that certain Option to Purchase, dated as of March 4, 2004, entered into by and between 2600 ROOSEVELT ASSOCIATES, L.L.C., an Illinois limited liability company ("2600"), and the Company (the "OPTION AGREEMENT"). Capitalized terms used but not defined in this Letter Agreement shall have the meanings given to them in the Option Agreement.

         On or about November 19, 2004, the Company and 2600 entered into that certain first letter agreement pursuant to which the Company and 2600 agreed that the Option Period would be extended from March 4, 2005 to April 4, 2005. On or about January 7, 2005, the Company and 2600 entered into that certain second letter agreement pursuant to which the Company and 2600 agreed that the Option Period would be extended from April 4, 2005 to May 4, 2005. On or about April 7, 2005, the Company and 2600 entered into that certain third letter agreement pursuant to which the Company and 2600 agreed that the Option Period would be extended from May 5, 2005 to June 15, 2005. The Company has again requested that 2600 agree to extend the Option Period. The Company and 2600 do hereby agree that the Option Period shall be extended from June 15, 2005 to August 31, 2005.

         This Letter Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Facsimile signature hereon shall be deemed original signatures.

         Please sign below to indicate your agreement to all of the above and return a fully executed copy of this Letter Agreement to me.

                               Sincerely,

                               2600 Roosevelt Associate, L.L.C.


                               /s/ MARK ALSENTZER
                               -------------------------------------------
                               By:  Mark Alsentzer,
                               a member of 2600 Roosevelt Associates, L.L.C.

AGREED TO AND ACCEPTED THIS 7TH DAY OF JUNE, 2005 BY:

                               "COMPANY"

                               U.S. Plastic Lumber, Ltd.,
                               a Delaware corporation


                               /s/ STEVE SPITZER
                               ------------------------------------------
                               By:  Steve Spitzer
                               Its:  Asst. Treasurer